Supplement dated December 13, 2011 to the MTB Prime Money Market Fund Summary Prospectus dated

August 31, 2011

At a meeting of the Board of Trustees (“Board”) of the MTB Group of Funds (the “Trust”) held on October 26, 2011, the Board determined that the MTB Prime Money Market Fund (the “Target Fund”), a series of the Trust, should be merged into the MTB Money Market Fund, another series of the Trust (the “Acquiring Fund”).

The Board determined that the proposed tax-free merger would be in the best interests of the Fund and its shareholders. The Board also approved a Plan of Reorganization (the “Plan”) for the merger. The proposed Plan contemplates that the Acquiring Fund will acquire all of the assets of the Target Fund and assume the liabilities of the Target Fund (as set forth in the Plan) in exchange for designated shares in the Acquiring Fund, which the Target Fund will distribute to its shareholders, in exchange for their Target Fund shares.

Effective as of the close of business on December 16, 2011, the Target Fund will be closed to new investors, but may continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the merger, which is expected to be on or about March 2, 2012.

The proposed merger of the Target Fund into the Acquiring Fund will require the approval of the shareholders of the Target Fund. A shareholder meeting is being called for that purpose and shareholders of the Target Fund will receive proxy solicitation materials providing them with information about the Acquiring Fund. Shareholders of the Acquiring Fund will NOT be solicited for approval of the proposed merger.

Please keep this Supplement for future reference.